Exhibit 99.1

TRIDENT MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
(In thousands, except per share data)	2011	2011	2010	2011	2010
Net revenues	$60,359	$80,088	$118,578	$298,349	$557,198
Cost of revenues (1)	51,940	61,957	95,872	233,920	439,635

Gross profit	8,419	18,131	22,706	64,429	117,563
% of net revenues	13.9%	22.6%	19.1%	21.6%	21.1%
Research and development expenses	31,015	36,607	43,575	138,972	175,001
% of net revenues	51.4%	45.7%	36.7%	46.6%	31.4%
Selling, general and administrative expenses	12,173	16,707	17,278	65,263	79,161
% of net revenues	20.2%	20.9%	14.6%	21.9%	14.2%
Goodwill impairment	—	—	—	—	7,851
% of net revenues	0.0%	0.0%	0.0%	0.0%	1.4%
Restructuring charges	1,894	3,496	13,095	10,042	28,261
% of net revenues	3.1%	4.4%	11.0%	3.4%	5.1%
Operating loss	(36,663)	(38,679)	(51,242)	(149,848)	(172,711)
% of net revenues	(60.7)%	(48.3)%	(43.2)%	(50.2)%	(31.0)%
Gain (loss) on investment	—	—	—	2,098	(303)
Gain on acquisition	—	—	—	—	43,402
Interest and other income (expense), net	(1,223)	435	(1,660)	5,089	1,819

Loss before income taxes	(37,886)	(38,244)	(52,902)	(142,661)	(127,793)
% of net revenues	(62.8)%	(47.8)%	(44.6)%	(47.8)%	(22.9)%
Provision for income taxes (2)	6,314	874	877	7,689	1,096
% of net revenues	10.5%	1.1%	0.7%	2.6%	0.2%

Net loss	$(44,200)	$(39,118)	$(53,779)	$(150,350)	$(128,889)

% of net revenues	(73.2)%	(48.8)%	(45.4)%	(50.4)%	(23.1)%
Basic and diluted net loss per share	$(0.25)	$(0.22)	$(0.31)	$(0.85)	$(0.79)
Shares used in basic and diluted per share computation	178,905	178,237	174,772	177,393	163,438

(1)	Cost of revenues includes inventory related write-downs of $5,195, $6,336, $2,147, $14,442, and $4,771 for the periods shown left to right, respectively.
(2)	Provision for income taxes includes deferred tax asset valuation allowances of $4,260 for the three and twelve months ended December 31, 2011.

TRIDENT MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	December 31,	September 30,	December 31,
(In thousands)	2011	2011	2010
ASSETS
Current assets
Cash and cash equivalents	$54,208	$35,928	$93,224
Accounts receivable, net	25,998	39,475	62,328
Accounts receivable from related parties	2,713	5,052	7,337
Inventories	12,783	19,018	23,025
Note receivable from related party	20,884	20,884	20,884
Prepaid expenses and other current assets	11,005	11,463	18,330

Total current assets	127,591	131,820	225,128
Property and equipment, net (1,2)	9,236	25,962	31,566
Intangible assets, net (2)	43,913	52,001	82,921
Long-term receivable from related party	—	—	1,500
Other assets	21,148	27,057	29,826

Total assets	$201,888	$236,840	$370,941

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$13,152	$15,365	$7,828
Accounts payable to related parties	23,395	21,443	26,818
Accrued expenses and other current liabilities	49,857	48,438	79,305
Income taxes payable	3,085	3,523	2,077

Total current liabilities	89,489	88,769	116,028
Long-term income taxes payable	23,471	22,764	25,476
Deferred income tax liabilities	301	200	200
Other long-term liabilities (1)	7,878	1,055	4,933

Total liabilities	121,139	112,788	146,637

Stockholders’ equity
Common stock	183	183	177
Additional paid-in capital	441,614	440,717	434,825
Accumulated deficit	(361,048)	(316,848)	(210,698)

Total stockholders’ equity	80,749	124,052	224,304

Total liabilities and stockholders’ equity	$201,888	$236,840	$370,941

(1)	During the three months ended December 31, 2011, Trident entered into an agreement to sell and leaseback its property in Shanghai, China. Property and equipment, net reflects the removal of the net book value of the building, $14,984. Other long-term liabilities includes the deferred gain on the sale of $7,177.
(2)	The Company is currently performing the necessary analysis to determine whether its long-lived assets were impaired as of December 31, 2011.

TRIDENT MICROSYSTEMS, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
(In thousands, except per share data)	2011	2011	2010	2011	2010
GAAP Gross profit (1)	$8,419	$18,131	$22,706	$64,429	$117,563
Amortization of acquisition-related intangible assets (2)	7,498	7,915	9,407	33,290	48,207
Stock-based compensation expense (3)	55	82	100	287	372
Impairment of intangible assets other than goodwill (4)	—	—	761	—	2,517

Non-GAAP Gross profit	$15,972	$26,128	$32,974	$98,006	$168,659

% of Net revenues	26.5%	32.6%	27.8%	32.8%	30.3%
GAAP Research and development expenses (R&D)	$31,015	$36,607	$43,575	$138,972	$175,001
Amortization of acquisition-related intangible assets (2)	(589)	(627)	(734)	(2,576)	(2,818)
Stock-based compensation expense (3)	(559)	(698)	(927)	(2,868)	(3,550)
Impairment of intangible assets other than goodwill (4)	—	(729)	—	(1,427)	—

Non-GAAP Research and development expenses	$29,867	$34,553	$41,914	$132,101	$168,633

% of Net revenues	49.5%	43.1%	35.3%	44.3%	30.3%
GAAP Selling, general and administrative expenses (SG&A)	$12,173	$16,707	$17,278	$65,263	$79,161
Amortization of acquisition-related intangible assets (2)	—	(318)	(1,268)	(2,442)	(4,690)
Stock-based compensation expense (3)	(284)	(763)	(1,124)	(2,682)	(2,987)
Impairment of intangible assets other than goodwill (4)	112	(4,025)	—	(3,913)	—
Stock options related professional fees (5)	(15)	(185)	(989)	(553)	(2,211)
Acquisition-related expenses (6)	—	—	44	(18)	(5,293)

Non-GAAP Selling, general and administrative expenses	$11,986	$11,416	$13,941	$55,655	$63,980

% of Net revenues	19.9%	14.3%	11.8%	18.7%	11.5%
GAAP Operating Loss	$(36,663)	$(38,679)	$(51,242)	$(149,848)	$(172,711)
Total of above adjustments to Gross profit, R&D and SG&A	8,888	15,342	15,266	50,056	72,645
Restructuring Charges (7)	1,894	3,496	13,095	10,042	28,261
Impairment of goodwill (4)	—	—	—	—	7,851

Non-GAAP Operating Loss	$(25,881)	$(19,841)	$(22,881)	$(89,750)	$(63,954)

% of Net revenues	-42.9%	-24.8%	-19.3%	-30.1%	-11.5%
GAAP Net loss	$(44,200)	$(39,118)	$(53,779)	$(150,350)	$(128,889)
Total operating loss adjustments	10,782	18,838	28,361	60,098	108,757
Legal settlements (10)	—	—	—	(5,412)	(2,491)
(Gain) loss on investment (9)	1,153	—	—	(945)	303
Gain on acquisition (8)	—	—	—	—	(43,402)

Non-GAAP Net loss	$(32,265)	$(20,280)	$(25,418)	$(96,609)	$(65,722)

% of Net revenues	-53.5%	-25.3%	-21.4%	-32.4%	-11.8%
GAAP basic and diluted net income (loss) per share	$(0.25)	$(0.22)	$(0.31)	$(0.85)	$(0.79)

GAAP shares - basic and dilutive	178,905	178,237	174,772	177,393	163,438

(1)	Gross profit includes inventory related write-downs of $5,195, $6,336, $2,147, $14,442, and $4,771 for the periods shown left to right, respectively.
(2)	Amortization of acquisition-related intangible assets represents the amortization of identifiable intangible assets. Management deemed that these acquisition-related charges are not related to Trident’s core operating performance and it is appropriate to exclude those charges from Trident’s non-GAAP financial measures, as it enhances the ability of investors to compare Trident’s period-over-period operating results.
(3)	Stock-based compensation expense relates primarily to equity awards such as stock options and restricted stock. This is a non-cash expense that varies in amount from period to period and is dependent on market forces that are often beyond Trident’s control. Hence, management excludes this item from the non-GAAP financial measures.
(4)	Charges for impairment of goodwill and intangible assets were $729 for impairment of licenses and $4,025 for impairment of an enterprise resource planning system for the three months ended September 30, 2011. The charges related to the impairment of the enterprise resource planning system were recalculated and reduced in the three months ended December 31, 2011 by $112. Management believes that these charges are not directly associated with the Company’s core operating performance.
(5)	Stock options related professional fees are excluded from the non-GAAP net loss calculation. Management believes that these professional fees are not related to the Company’s ongoing business and operating performance of Trident.
(6)	Acquisition-related expenses represent external costs incurred in connection with our acquisition, which we generally would not have incurred in the normal course of business.
(7)	Management believes that restructuring charges are not directly associated with the Company’s core operating performance.
(8)	The purchase price allocation assigned $43,402 to gain on acquisition. Management believes that gain on acquisition is not related to the ongoing business and operating performance of Trident.
(9)	(Gain) loss on investments includes $1,153 of taxes related to the sale of Trident’s Shanghai property. Management believes that (Gain) loss on investments are not related to the ongoing business and operating performance of Trident.
(10)	Management believes that legal settlements are not related to the ongoing business and operating performance of Trident.